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                                                                    EXHIBIT 10.3


                        KOLL MANAGEMENT SERVICES, INC.

                          SECOND AMENDMENT AND WAIVER
                              TO CREDIT AGREEMENT


          This SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment and Waiver") is dated as of May 8, 1995 and entered into by and among KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("Company"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders") and BANKERS TRUST COMPANY, as agent ("Agent"), and, for purposes of subsection 5E hereof, THE GUARANTORS LISTED ON THE SIGNATURE PAGES HEREOF ("Guarantors"), and is made with reference to that certain Credit Agreement dated as of November 23, 1994 by and among Company, Lenders and Agent, as amended by that certain First Amendment to Credit Agreement dated as of January 16, 1995 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Company, Lenders and Agent have entered into the Credit Agreement and in connection therewith, Guarantors have entered into Guaranties;

          WHEREAS, Company proposes to modify and amend certain of the terms and provisions of the Credit Agreement and requests that Lenders waive certain of the terms and provisions of the Credit Agreement and, in response to Company's proposals and requests, Lenders are willing to agree to only such amendments and waivers as are set forth herein, upon the terms and conditions set forth herein;

           NOW, THEREFORE, subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

           SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

           A.   AMENDMENTS TO SECTION 1: DEFINITIONS.   Subsection 1.1 of the
Credit Agreement is hereby amended by:

          (i) replacing the amounts of Consolidated Base Business EBITDA corresponding to the four-fiscal quarter periods ending March 31, 1995, June 30, 1995, September 30, 1995, December 31, 1995 and March 31, 1996 in the table set forth in the definition of "Consolidated Base Business EBITDA" with the amounts

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     "7,000,000", "7,197,000", "7,482,000", "7,766,000" and "8,051,000",
     respectively; and

          (ii) replacing the ratio "2.50:1.00" in clause (ii) of the proviso set forth in the definition of "Permitted Acquisition" or "Permitted Acquisitions" with the ratio "3.00:1.00".

          B. AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS. Subsection 2.1B of the Credit Agreement is hereby amended by replacing the ratio "2.50:1.00" in clause (vii) of the fifth sentence thereof with the ratio "3.00:1.00".

          C.    AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS.

          (i) Subsection 7.6C of the Credit Agreement is hereby amended by replacing the phrase "3.0 to 1.0 at any time" immediately before the period at the end of such subsection with the following phrase:

          "(x) 3.25 to 1.00 at any time during the period beginning with the fiscal quarter ending March 31, 1995 through and including the fiscal quarter ending March 31, 1996, and (y) 3.00 to 1.00 at any other time"; and

          (ii) Subsection 7.8 of the Credit Agreement is hereby amended by replacing the Maximum Consolidated Capital Expenditures Amount corresponding to Fiscal Year ending 1995 in the table set forth therein with the amount "$2,900,000".

          D. AMENDMENTS TO EXHIBIT I: FORM OF NOTICE OF BORROWING. Exhibit I to the Credit Agreement is hereby amended by replacing the ratio "2.50:1.00" in clause (iv) thereof with the ratio "3.00:1.00".

          SECTION 2.  LIMITED WAIVER

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance prior to the date hereof with the provisions of subsection 7.8 of the Credit Agreement and the restrictions on the Pro Forma
                                                                   --- -----
Total Leverage Ratio set forth in the Credit Agreement to the extent, and only to the extent, necessary to permit (a) Company and its Subsidiaries to have made or incurred Consolidated Capital Expenditures in an aggregate amount up to $2,900,000 for Fiscal Year ended 1995, and (b) acquisitions made by Company and its wholly-owned Subsidiaries prior to the date hereof to constitute Permitted Acquisitions for purposes of the Credit Agreement

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notwithstanding that, after giving effect to each acquisition, the Pro Forma
                                                                   --- -----
Total Leverage Ratio equalled up to 3.00 to 1.00.

          Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsection 7.8 of the Credit Agreement and the restrictions on the

Pro Forma Total Leverage Ratio set forth in the Credit Agreement in the manner
- --- -----
and to the extent described above, and nothing in this Section 2 shall be deemed to:

          (a) constitute a waiver of compliance by Company with respect to (i) subsection 7.8 of the Credit Agreement and the restrictions on the Pro
                                                                        ---
     Forma Total Leverage Ratio set forth in the Credit Agreement in any other
     -----
     instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

          (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Section 2) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

          SECTION 3.  CONDITIONS TO EFFECTIVENESS

          This Amendment and Waiver shall be binding as to each party upon its execution of a counterpart hereof, but the amendments to, and waiver of the provisions of, the Credit Agreement set forth herein shall become effective only in the event that the following conditions shall have been satisfied (whereupon this Amendment and Waiver shall become effective as of the date hereof):

          (a) Company, Guarantors and Requisite Lenders shall have executed counterparts hereof and delivered such executed counterparts (or telecopy facsimiles of such executed counterparts) to Agent.

          (b) Agent shall have received payment from Company of consent fees for the account of each Lender executing and delivering a counterpart of this Amendment and Waiver, in an amount equal to one-sixteenth of one percent of such Lender's Commitments.

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           SECTION 4.  COMPANY'S REPRESENTATIONS, WARRANTIES
                       AND COVENANTS

          In order to induce Lenders and Agent to enter into this Amendment and Waiver and to amend the Credit Agreement and to waive certain terms and provisions thereof in the manner provided herein, Company represents, warrants and covenants to Lenders and Agent that, after giving effect to this Amendment and Waiver, the following statements are and will be true, correct and complete on and as of the date hereof and, to the extent provided below, any subsequent dates specified below:

          A. ORGANIZATION AND POWERS. Company has all requisite corporate power and authority to enter into this Amendment and Waiver and to carry out the transactions contemplated hereby and to perform its obligations under the Credit Agreement as amended by this Amendment and Waiver (the "Amended Agreement").

          B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and Waiver and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by Company. This Amendment and Waiver has been duly executed and delivered by Company.

          C. NO CONFLICT. The execution and delivery by Company of this Amendment and Waiver and the performance by Company of the Amended Agreement do not and will not (i) except as would not have a Material Adverse Effect, violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) except as would not have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. CONSENTS. The execution and delivery by Company of this Amendment and Waiver and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body or other Person.

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          E.    BINDING OBLIGATION.  This Amendment and Waiver and the Amended
Agreement are the legally valid and binding obligations of Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and Waiver that would constitute an Event of Default or a Potential Event of Default.

           SECTION 5.  MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes and the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended or waived by this Amendment and Waiver, the terms, conditions and provisions of the Credit Agreement and the Notes and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, (x) constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of Lenders or Agent under, the Credit Agreement or any of the Notes or other Loan Documents or (y) prejudice any right or remedy that Lenders or Agent may now have or may have in the future under or in connection with the Credit Agreement or any instrument or agreement referred to therein.

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          B.    EXECUTION IN COUNTERPARTS.  This Amendment and Waiver may be
executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

          C. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. HEADINGS. Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

          E.    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS.

          Each Guarantor hereby acknowledges that it has read this Amendment and Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment and Waiver, its obligations under its Guaranty shall not be impaired or affected and such Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  [Remainder of Page Intentionally Left Blank]

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          WITNESS the due execution of this Amendment and Waiver by the respective duly authorized officers of the undersigned as of the date first above written.

                                       COMPANY:
                                       KOLL MANAGEMENT SERVICES, INC.


                                       By __________________________
                                       Title _______________________


                                       LENDERS:
                                       BANKERS TRUST COMPANY,
                                       individually and as Agent



                                       By __________________________
                                       Title _______________________



                                       BERLINER HANDELS- UND
                                       FRANKFURTER BANK



                                       By __________________________
                                       Title _______________________



                                       By __________________________
                                       Title _______________________



                                       GUARANTORS:
                                       BONUTTO-HOFER INVESTMENTS



                                       By __________________________
                                       Title _______________________

                                       D.A. MANAGEMENT, INC.



                                       By __________________________
                                       Title _______________________



                                       KMS HOLDING CORPORATION



                                       By __________________________
                                       Title _______________________



                                       KOLL ASSET MANAGEMENT COMPANY



                                       By __________________________
                                       Title _______________________



                                       KOLL CAPITAL MARKETS GROUP, INC.



                                       By __________________________
                                       Title _______________________



                                       KOLL FACILITIES SERVICES, INC



                                       By __________________________
                                       Title _______________________

                                      S-2
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                                       KOLL INVESTMENT MANAGEMENT, INC.



                                       By __________________________
                                       Title _______________________



                                       KOLL MANAGEMENT SERVICE
                                       CORPORATION



                                       By __________________________
                                       Title _______________________



                                       KOLL PARTNERSHIPS I, INC.



                                       By __________________________
                                       Title _______________________



                                       KOLL PARTNERSHIPS II, INC.



                                       By __________________________
                                       Title _______________________



                                       RENAISSANCE CENTER MANAGEMENT
                                       COMPANY



                                       By __________________________
                                       Title _______________________

                                      S-3